OLM VENTURES, INC.

                            STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement ("Agreement") is made as of the 17th day of March, 2005, by and between Unicus Corporation, an Alberta corporation ("Unicus"), OLM Partners, LLC, a Delaware limited liability company ("OLM"), Abdul A. Mitha, an individual ("Mitha"), Matthew Mathapolou, an individual ("Mathapolou"), Jay Lutsky, an individual ("Lutsky"), Michael R. Quinn, an individual ("Quinn") and OLM Ventures, Inc., a Colorado corporation (the "Company"). Unicus, OLM, Mitha, and Mathapolou are each referred to herein in as a "Purchaser" and collectively referred to herein as the "Purchasers." Lutsky and Quinn are each referred to herein in as a "Seller" and collectively referred to herein as the "Sellers."

                                    RECITALS

      A. The Company has authorized capital stock of 100,000,000 shares of common stock, no par value (the "Common Stock"), of which, 2,155,000 shares are issued and outstanding, and 20,000,000 shares of preferred stock, no par value (the "Preferred Stock"), of which no shares are issued and outstanding. The Company has designated 100,000 shares of Preferred Stock as Series A Convertible Preferred Stock (the "Series A Preferred Stock") and 2,000,000 shares of Preferred Stock as Series B Convertible Preferred Stock (the "Series B Preferred Stock").

      B. The Company desires to sell and issue 1,875,000 shares of Series B Preferred Stock (the "Company Shares") to the Purchasers on the terms and conditions set forth herein;

      C. Each Seller owns and/or holds shares of Common Stock;

      D. Quinn desires to sell and transfer 696,000 shares of Common Stock to Unicus on the terms and conditions set forth herein;

      E. Lutsky desires to sell and transfer 703,000 shares of Common Stock to Unicus on the terms and conditions set forth herein;

      E. The Purchasers desires to purchase 696,000 shares of Common Stock from Quinn, 703,000 shares of Common Stock from Lutsky (the Quinn and Lutsky shares intended to be sold and transferred to Purchaser are referred to herein as the "Seller Shares") and the Company Shares on the terms and subject to the conditions set forth herein.

                                    AGREEMENT

      It is agreed as follows:

      1. PURCHASE AND SALE OF SHARES. In reliance upon the representations and warranties of each Seller, the Company and the Purchasers contained herein and subject to the terms and conditions set forth herein, at the Closing, the Purchasers shall purchase, the Sellers shall sell and transfer the Seller Shares and the Company shall sell and issue the Company Shares to the Purchasers, as follows:

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            1.1.  696,000  shares  from Quinn to Unicus at a  purchase  price of
$.001  per  Share  or an  aggregate  price of Six  Hundred  Ninety  Six  Dollars
($696.00).

            1.2. 703,000 shares from Lutsky to Unicus at a purchase price of $.001 per Share or an aggregate price of Seven Hundred Three Dollars ($703.00).

            1.3. 1,875,000 shares of Series B Preferred Stock from the Company to the Purchasers as set forth on Exhibit A at a purchase price of $0.002667 per Company Share or an aggregate price of $5,000.

            The sum paid for the Seller Shares is referred to herein as the "Sellers Purchase Price" and the sum paid for the Company Shares is referred to herein as the "Company Purchase Price."

      2. CLOSING(S).

            2.1. Date and Time. Subject to all of the terms and conditions set forth in this Agreement being satisfied, the closing of the sale of Seller Shares and Company Shares contemplated by this Agreement (the "Closing") shall take place at the offices of the Purchasers' counsel or at such other place as the Sellers, Company and the Purchasers shall agree in writing concurrently with the execution of this Agreement (the "Closing Date").

            2.2. Deliveries by Purchasers. At the Closing, the Purchaser shall deliver the following:

                  2.2.1 Unicus shall deliver checks in the amount of $1,399.00 to Quinn and Lutsky.

                  2.2.2  The  Purchasers   shall  deliver  a   cancellation   of
indebtedness certificate canceling the promissory note made by the Purchasers dated October 13, 2004.

            2.3. Deliveries by the Company and the Sellers. At the Closing, the Company and the Sellers will deliver to the Purchasers as follows:

                  2.3.1. The Sellers shall deliver the certificates representing the Seller Shares, duly endorsed or delivered with blank stock powers appropriately executed, in the name of Unicus, against payment of the Seller Purchase Price delivery to the Seller by Unicus as set forth in paragraph 2.2.1 above.

                  2.3.2. The Company shall deliver the certificates representing the Company Shares purchased by the Purchasers against payment of the Company Purchase Price. Each such Company Share shall be in definitive form and registered in the name of the respective Purchasers as set forth on Exhibit A.

                  2.3.3.  The  Company  shall  deliver  the  complete   original
articles of incorporation, bylaws, minutes, and other corporate books and records, all as amended to date, of the Company.

                  2.3.4.   The  Company  shall  deliver  a  certified   list  of
stockholders dated as of the date of Closing.

                  2.3.5. The Company shall deliver all accounting books and records for the Company for the period commencing January 1, 2001 through the present.

                  2.3.6. The Company shall deliver a list of all Securities and Exchange Commission ("SEC") and EDGAR codes for the Company.

                  2.3.7. The Sellers and the Company shall deliver resolutions of the board of directors appointing Abdul A. Mitha to the office of Managing Director and Secretary of the Company, appointing Diane Glatfelter as President of the Company, appointing Imran Firoz as the Chief Compliance Officer of the Company, and appointing Diane Glatfelter, Roger S. Renken and Frank L. Ceja, D.D.S. as directors (to become effective 10 days following the filing of an information statement with the SEC pursuant to Rule 14f-1 promulgated under the Securities Exchange Act of 1934 (the "Information Statement")) of the Company.

                  2.3.9. Quinn shall deliver the resignation of Michael R. Quinn from his positions as a director and the President of the Company, to become effective 10 days following the filing of the Information Statement with the SEC.

                  2.3.10. The Company shall deliver a letter to the Company's current certifying accountants signed by Michael R. Quinn on behalf of the Company advising the certifying accountants of the change of officers and directors contemplated by this Agreement.

                  2.3.11.   Quinn  and  the  Company  shall   deliver   evidence
satisfactory to the Purchaser or his counsel that all liabilities of the Company have been satisfied, compromised, or otherwise extinguished.

      3. REPRESENTATIONS AND WARRANTIES AND COVENANTS OF THE COMPANY AND EACH SELLER

      As a material inducement to the Purchasers to enter into this Agreement and to purchase the Seller Shares and Company Shares, the Company and each Seller represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein:

            3.1. Authority Relative to this Agreement. The Company has all requisite corporate power and authority, and each Seller has the power and authority, to enter into and to carry out all of the terms of this Agreement and all other documents executed and delivered in connection herewith (collectively, the "Documents"). All corporate action on the part of the Company, and each action on the part of the Sellers, necessary for the authorization, execution, delivery and performance of the Documents by the Company or any Seller has been taken and no further authorization on the part of the Company or any Seller is required to consummate the transactions provided for in the Documents.

            3.2. Validity of Transactions. This Agreement, and each document executed and delivered by the Company and the Sellers in connection with the transactions contemplated by this Agreement, have been duly authorized, executed and delivered by the Company and the Sellers and is each the valid and legally binding obligation of the Company and the Sellers, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity.

            3.3. Valid Issuance of Shares. The Company Shares that are being sold and issued to the Purchasers hereunder are duly and validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable federal and state securities laws, will be free of all other liens and adverse claim.

            3.4. Valid and Accurate Shareholder List. The certified list of stockholders delivered to the Purchasers is valid and accurate as of the date of this Agreement.

            3.5. Title to Shares. The Sellers are the sole record and beneficial owners of the Seller Shares, free and clear of all liens, encumbrances, equities, assessments and claims, and, upon delivery of the Seller Shares by the Sellers and payment of the Seller Purchase Price in full by Unicus pursuant to this Agreement, the Sellers will transfer to Unicus valid legal title to the Seller Shares, free and clear of all liens, encumbrances, equities, assessments and claims.

            3.6. Capitalization. The Company is authorized to issue 50,000,000 shares of Common Stock of which, as of the date hereof, 2,155,000 shares are issued and outstanding, and 20,000,000 shares of Preferred Stock, of which no shares are issued and outstanding. The Company has designated 100,000 shares of Preferred Stock as Series A Preferred Stock and 2,000,000 shares of Preferred Stock as Series B Preferred Stock. All outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights. Except for the Company Shares to be issued pursuant to this Agreement, there are no outstanding options, warrants, rights, subscriptions, calls, contracts or other agreements to issue, purchase or acquire, or securities convertible into, shares of capital stock or other securities of any kind representing an ownership interest in the Company, and, neither Seller is a party to any proxy, voting trust or other agreement with respect to the voting of the Common Stock. There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of Common Stock of the Company.

            3.7. Subsidiaries. The Company does not have any stock or equity interests, direct or indirect, in any other firm, corporation, association or business organization.

            3.8. Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state or jurisdiction of incorporation and is duly qualified or registered to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary and where the failure to be so qualified would have a material adverse effect on the Company, taken as a whole. The Company has the full corporate power and authority to own or lease and operate its properties and to carry on its business as now being conducted.

            3.9. No Default. The Company is not in violation of its articles of incorporation, bylaws or other governing documents. The Company is not in default under, or in breach of any term or provision of, any, agreement, lease, license, commitment, mortgage, indenture, bond, note, instrument or other obligation (each a "Contract" and collectively the "Contracts") where such default or breach would have a material adverse effect on the Company taken as a whole.

            3.10. No Legal Restrictions. The execution and delivery of this Agreement by the Company and the Sellers and the consummation of the transactions contemplated hereby do not and will not violate the articles of incorporation, bylaws or other governing documents of the Company, and, except where any such conflict, breach, default or violation would not have a material adverse effect on the Company, taken as a whole, the execution and delivery of this Agreement by the Company and the Sellers and the consummation of the transactions contemplated hereby do not and will not conflict with or result in any breach of (or create in any party the right to accelerate, terminate, modify or cancel) any terms, conditions or provisions of, or constitute a default under, or require the consent of any party to, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to the terms and conditions of, any Contract to which the Company or Sellers is now a party or by which any of them or any of their respective properties, assets or rights may be bound or affected.

            3.11. No Required Governmental Filings. The execution and delivery of this Agreement by the Company and the Sellers and the consummation of the transactions contemplated hereby do not and will not require any filing with, or license, permit, consent or other governmental approval of, any federal, state or local governmental body or governmental agency (including, without limitation, the SEC, other than the filing of a Form D and similar state securities laws filings.)

            3.12. Compliance with Law. The Company is not in violation of any federal, state, local or foreign law, ordinance, regulation, judgment, decree, injunction or order of any court or other governmental entity. The Company has procured and is currently in possession of all licenses, permits and other governmental authorizations required by federal, state or local laws for the operation of the business of the Company in each jurisdiction in which the Company is currently conducting business, where the failure to possess such licenses, permits and authorizations would have a material adverse effect on the Company, taken as a whole, and there is no basis for revoking any such license, permit or other authorization. All licenses are in full force and effect and there is no basis for any fines, penalties, or revocation of such licenses.

            3.13. Qualifications, Legal and Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States including "blue sky" filings in any state that are required in connection with the lawful transfer of the Seller Shares and issuance of the Company Shares pursuant to this Agreement have been or will be, on a timely basis, duly obtained and are effective. No stop order or other order enjoining the transfer of the Seller Shares or issuance of the Company Shares have been issued and no proceedings for such purpose are pending or, to the knowledge of the Seller, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. The transfer of the Seller Shares and issuance of the Company Shares is legally permitted by all laws and regulations to which the Purchasers, the Sellers, and the Company are subject.

            3.14. Securities Law Compliance. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 4 of this Agreement, the offer, sale, transfer, issuance and delivery of the Seller Shares and Company Shares will constitute an exempted transaction under the applicable state securities laws and the Securities Act of 1933, as amended and now in effect ("Securities Act"), and registration of the Seller Shares and the Company Shares under the Securities Act is not required. The Company shall make such filings as may be necessary to comply with the Federal securities laws and the blue sky laws of any state, which filings will be made in a timely manner.

            3.15. SEC Reports and Financial Statements.

                  3.15.1. The Company has delivered or made available to the Purchasers accurate and complete copies (excluding copies of exhibits) of each report, registration statement and definitive proxy statement filed by the Company with the SEC since January 1, 2001 (collectively, with all information incorporated by reference therein or deemed to be incorporated by reference therein, the "SEC Reports"). All statements, reports, schedules, forms and other documents required to have been filed by the Company with the SEC have been so filed on a timely basis, except as indicated in such SEC Reports. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended; and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  3.15.2. Except for the pro forma financial statements, the consolidated financial statements contained in the SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-QSB of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (iii) fairly present, in all material respects, the consolidated financial position of the Company as of the respective dates thereof and the consolidated results of operations of the Company for the periods covered thereby. All adjustments considered necessary for a fair presentation of the financial statements have been included.

                  3.15.3. The Company has no debt, liability or obligations of any nature, whether accrued, absolute, contingent, or otherwise, whether due or to become due and whether or not the amount hereof is readily ascertainable, that will not be reflected as a liability in the Company's SEC Reports. There will be no material loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 ("FAS No. 5") issued by the Financial Accounting Standards Board (the "FASB") which will not be adequately provided for in the Company financial statements as required by FAS No. 5.

            3.16. Absence of Undisclosed Liabilities. The Company does not have any material liabilities, obligations or claims of any kind whatsoever which are required to be set forth in financial statements prepared in accordance with GAAP, whether secured or unsecured, accrued or unaccrued, fixed or contingent, matured or unmatured, direct or indirect, contingent or otherwise and whether due or to become due (referred to herein individually as a "Liability" and collectively as "Liabilities").

            3.17. No Liabilities as of Closing Date. As of the Closing Date, the Company has no Liabilities that would be required to be set for in financial statements prepared in accordance with GAAP.

            3.18. Absence of Material Adverse Changes. Since the date of most recent SEC Report filed with the SEC, there has not been any (a) material adverse change in the business, operations, properties, condition (financial or otherwise) of the Company, (b) damage, destruction or loss, whether covered by insurance or not, materially and adversely affecting the business, properties or condition (financial or otherwise) of the Company, taken as a whole, or (c) change by the Company in accounting methods or principles used for financial reporting purposes, except as required by a change in generally accepted accounting principles and concurred with by the Company's independent certified public accountants.

            3.19. Real Property.

                  3.19.1. Schedule 3.19 contains a list of all real property owned by or leased to the Company. Neither the Company nor any Seller has received any notification that there is any violation of any law, ordinance or regulation with respect to such real property that would result in a material fine or penalty or the abatement of which would require a material capital expenditure.

                  3.19.2. The Company has good and marketable title to all real property indicated on Schedule 3.19 as owned by the Company, subject to (i) easements, servitudes and rights-of-way of record or in actual or apparent use,
(ii) any state of facts that a visual inspection might reveal, (iii) rights of the public in any portion of the premises that may fall in any public street, way or alley, (iv) zoning laws, building laws and building restrictions of record, (v) liens for current taxes not yet due and payable or being contested in good faith by appropriate proceedings, (vi) liens imposed by law incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers, materialmen and the like, (vii) liens or imperfections of title that do not materially detract or interfere with the present use or value of such real property, and (viii) mortgages, liens, encumbrances, claims or restrictions, if any, that do not materially detract from or interfere with the present use or value of such real property.

                  3.19.3. There are no pending or threatened condemnation proceedings relating to any real property owned by or leased to the Company, or other matters affecting materially or adversely the current use, occupancy, or value of any such real property.

                  3.19.4. There are no leases, subleases, licenses, material concessions, or other material agreements, written or oral granting to any party or parties the right of use or occupancy of any portion of any real property owned by the Company.

                  3.19.5. There are no outstanding options or rights of first refusal to purchase any of the real property owned by the Company, or any portion thereof or interest therein.

                  3.19.6. The leases relating to the real property leased by the Company are valid and in full force and there does not exist any default thereunder that materially detracts from or interferes with the present use or value of such real property.

                  3.20. Tangible Personal Property.

                  3.20.1. The Company has good and marketable title to all tangible personal property it purports to own as of the date of the most recent SEC Report filed with the SEC, free and clear of all mortgages, liens, encumbrances, claims or restrictions other than (i) liens for current taxes not due and payable or being contested in good faith by appropriate proceedings,
(ii) liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers, materialmen and the like, and (iii) mortgages, liens, encumbrances, claims or restrictions, if any, that do not materially detract from or interfere with the present use or value of such personal property.

                  3.20.2. All leases relating to personal property are valid and in full force and there does not exist any default thereunder where such default would materially detract from or interfere with the present use or value of such personal property.

            3.21. Intellectual Property Rights. Schedule 3.21 contains a list of all patents, trademarks, trade names, corporate names, service marks, computer software, customer lists, processes, know-how and trade secrets (collectively, the "Intellectual Property") used in or necessary for the conduct of the business of the Company as currently conducted. The owns, or is licensed to use, all of the Intellectual Property. No claim has been asserted or threatened by any person with respect to the use of such Intellectual Property or challenging or questioning the validity or effectiveness of any such license or agreement with respect thereto, and the use of such Intellectual Property by the Company do not infringe on the rights of any other person.

            3.22. Taxes.

                  3.22.1.   The   Company  has  filed  all   material   returns,
declarations, reports, claims for refund, or information returns or statements relating to any Federal, State, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, custom duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty or addition thereto whether disputed or not (individually, a "Tax" and, collectively, "Taxes"), and further including any schedule or attachment thereto, and any amendment thereof, that the Company is required to file under any Federal, State, local, or foreign laws (individually, a "Tax Return" and, collectively, "Tax Returns"). All such Tax Returns were correct and complete in all material respects. All Taxes owed by the Company have been paid when due or adequate provision has been made therefore in the applicable financial statements. There are no security interests or liens on any of the assets or the stock or other securities of the Company that arose in connection with any failure (or alleged failure) to pay any Tax.

                  3.22.2. The Company has withheld and paid all Taxes required by law to have been withheld and paid in connection with amounts paid or owing to any employee, commissioned agent, creditor, stockholder, or other third party.

                  3.22.3. There is no dispute or claim concerning any Tax liability of, or attributable to, the Company (including, without limitation, any dispute or claim with respect to any jurisdiction in which the Company does not currently file Tax Returns) either (i) claimed or raised by any authority in writing, or (ii) as to which the Company, or any Seller has knowledge.

                  3.22.4. The Company has not waived or extended any statute of limitations in respect of any assessment or collection of Taxes or any alleged, proposed or actual deficiency in Taxes or agreed to any extension of time with respect to the filing of any Tax Return.

                  3.22.5. The Company has not filed a consent under Section 341(f) of the Internal Revenue Code (the "Code").

                  3.22.6. The Company has not made any payments and is not obligated to make payments, and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Section 280G of the Code.

                  3.22.7. The Company has no liability for the Taxes of any person or entity other than the Company (i) under Section 1.1502-6 of the Treasury Regulations (or any similar provision of State, local or foreign law),
(ii) as a transferee or successor, (iii) by contract, or (iv) otherwise.

            3.23. Litigation. There is no legal, administrative, arbitration or other proceeding, suit, claim or action of any nature or investigation, review or audit of any kind pending or threatened against or involving the Company or its assets or properties.

            3.24. Employee Benefit Plans.

                  3.24.1. The Company has complied in all material respects with all applicable laws relating to the employment of labor, including, without limitation, the Employee Retirement Income Security Act of 1974, as amended
("ERISA"), and those relating to wage, hours, collective bargaining, unemployment insurance, workers' compensation, equal employment opportunity and the payment of withholding taxes, including income and social security taxes, and has withheld (and paid over to the appropriate authorities) all amounts required by law or agreement to be held from the wages or salaries of its employees.

                  3.24.2. With respect to each employee welfare benefit plan of the Company, as defined in Section 3(1) of ERISA (a "Welfare Plan"), and any deferred benefit plan of the Company, as defined in Section 3(2) of ERISA (a "Pension Plan"), there are no actions, suits or investigations or claims pending or, to the best of the Company's knowledge, threatened with respect to the assets thereof, other than routine claims for benefits.

                  3.24.3.   The  Company  has  not  made  contributions  to,  or
currently has any obligation to contribute to (or any other liability, including any potential liability), with respect to any Welfare or Pension Plan under which any employee was or may be entitled to any benefit that is a "Multiemployer Plan" as defined in Section 4001 of ERISA or any "Multiemployer Plan" within the meaning of Section 3(37) of ERISA. In addition, there are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the Company.

            3.25. Environmental and Safety Laws.

                  3.25.1. The Company has complied with all Environmental Requirements (as defined below) and all health and safety laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed or commenced against the Company alleging any failure to so comply, except in each case where the failure to comply would not have a material adverse effect on the Company, taken as a whole. The Company has obtained and been in compliance with all of the terms and conditions of all permits, licenses and other authorizations that are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables that are contained in, all Environmental Requirements and health and safety laws, except in each case where the failure to comply would not have a material adverse effect on the Company, taken as a whole.

                  3.25.2. The Company has no liability for, and have not handled or disposed of, any Hazardous Substance (as defined below), arranged for the disposal of any Hazardous Substance, exposed any employee or other individual to any Hazardous Substance, or owned or operated any property or facility in any manner that could form the basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against the Company giving rise to any liability for damage to any site, location or body of water (surface or subsurface), for any illness of or personal injury to any employee or other individual, or for any reason under any Environmental Requirement or health and safety law, except where any such liability would not have a material adverse effect on the Company, taken as a whole.

                           3.25.3.  None of the  following  exists  at any  real
property or facility owned or

operated by the Company: (i) underground storage tanks, (ii) asbestos-containing materials in any form or condition, (iii) materials or equipment containing polychlorinated biphenyls, or (iv) landfills, surface impoundments or disposal areas.

                  3.25.4. "Environmental Requirements" means all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises and similar items, or all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states or political subdivisions thereof and all applicable judicial, administrative and regulatory decrees, judgments, and orders that are adopted and in effect as of the Closing and that relate to the protection of human health or the environment, including, without limitation, all requirements pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of Hazardous Substances, chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, materials or wastes, whether solid, liquid or gaseous in nature.

                  3.25.5. The term "Hazardous Substances" shall include without limitation: (i) those substances included within the definition of "Hazardous Substances," "Hazardous Materials," "Toxic Substances" or "Solid Waste" in CERCLA (42 U.S.C. sections 9601 et seq.), RCRA (42 U.S.C. sections 6901 et seq.), the Hazardous Materials Transportation Action (49 U.S.C. Sections 1801 et seq.) and the TSCA (15 U.S.C. sections 2601 et seq.) and the regulations promulgated thereunder; (ii) those substances listed in the United States Department of Transportation Table of Hazardous Materials (49 CFR 172.101 and amendments thereto); and (iii) such other substances, materials and wastes that, prior to or as of the Closing, are classified as hazardous or toxic under federal, state or local laws or regulations and that are regulated as such under such laws.

            3.26. Accounts Receivable. The Company has no accounts receivable.

            3.27. Inventory. The Company has no inventory.

            3.28. Brokers or Finders. Neither the Company nor any Seller has engaged a broker, agent, finder, investment advisor or similar consultant in connection with the transactions contemplated by this Agreement, and no broker, agent, finder, investment advisor or similar consultant is entitled to any brokerage or finder's fee or other commission in respect of this Agreement or the transactions contemplated hereby.

            3.29. Employees.

                  3.29.1. No executive, key employee or group of employees has any plans to terminate employment with the Company.

                  3.29.2. The Company is not a party to or bound by any collective bargaining agreement. The Company has not experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes since the organization of the Company.

                  3.29.3. The Company is not a party to, or is bound by, any employment contract with any of its employees.

            3.30. Insurance. The Company is insured under, or is the owner or beneficiary under, as appropriate, the policies of insurance listed in Schedule 3.30, copies of which policies of insurance have been provided to the Purchaser.

            3.31. Contracts and Commitments; No Default. The Company:

                  3.31.1. is not a party to, or is otherwise obligated to perform under, any Contract other than as set forth in Schedule 3.31.

                  3.31.2. has no other written or oral Contracts, commitments, agreements or arrangements other than is disclosed in Schedule 3.31;

                  3.31.3. does not pay any person or entity cash remuneration at the annual rate (including without limitation guaranteed bonuses) more than One Thousand Dollars ($1,000) for services rendered;

                  3.31.4. is not restricted by agreement from carrying on its businesses or any part thereof anywhere in the world or from competing in any line of business with any person or entity;

                  3.31.5. is not subject to any obligation or requirement to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any person or entity;

                  3.31.6. is not party to any agreement, contract, commitment or loan to which any of its directors, officers or shareholders or any Affiliate (or former Affiliate) thereof is a party;

                  3.31.7. is not subject to any outstanding sales or purchase contracts, commitments or proposals which is anticipated to result in any loss upon completion or performance thereof;

                  3.31.8. is not party to any purchase or sale contract or agreement that calls for aggregate purchases or sales in over the course of such contract or agreement;

                  3.31.9.  has  no   distributorship,   dealer,   manufacturer's
representative, franchise or similar sales contract relating to the payment of a commission;

                  3.31.10. true and complete copies (or summaries, in the case of oral items) of all Contracts, commitments, agreements or arrangements are attached to Schedule 3.31;

                  3.31.11.   all   Contracts,    commitments,    agreements   or
arrangements that the Company is a party to, or is otherwise obligated to perform under, are valid and enforceable by and against the Company in accordance with their respective terms. The Company is not in breach, violation or default, however defined, in the performance of any of its obligations thereunder, and no facts and circumstances exist which, whether with the giving of due notice, lapse of time, or both, would constitute such a breach, violation or default thereunder or thereof; and to the best knowledge of the Company, no other parties thereto are in breach, violation or default, however defined, thereunder or thereof, and no facts or circumstances exist which, whether with the giving of due notice, lapse of time, or both, would constitute such a breach, violation or default thereunder or thereof.

            3.32. Full Disclosure. No representations or warranties made by the Company and the Sellers in this Agreement, in any of the exhibits or schedules attached to this Agreement, or in the schedules attached hereto, or in any other statements furnished or to be furnished by the Company and the Sellers to the Company pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make any statement contained herein or therein not misleading. Copies of all documents heretofore or hereafter delivered or made available to the Company by the Company and the Sellers pursuant hereto were or will be complete and accurate records of such documents.

      4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

      The Purchasers hereby represent, warrant, and covenant with the Sellers and the Company as follows:

            4.1. Legal Power. The Purchasers have the requisite corporate, individual, or limited liability company power to enter into this Agreement, to purchase the Seller Shares and the Company Shares hereunder, and to carry out and perform their respective obligations under the terms of this Agreement.

            4.2. Due Execution. This Agreement has been duly executed and delivered by each Purchaser, and, upon due execution and delivery by the Sellers and the Company, this Agreement will be a valid and binding agreement of each Purchaser.

            4.3. Receipt and Review of SEC Reports. The Purchasers represent that they have received and reviewed the SEC Reports and have been given full and complete access to the Company for the purpose of obtaining such information as the Purchasers or their respective qualified representatives have reasonably requested in connection with the decision to purchase the Seller Shares and the Company Shares. The Purchasers represent that they have been afforded the opportunity to ask questions of the Sellers regarding the Seller Shares, and of the officers of the Company regarding its business prospects and the Company Shares, all as the Purchasers or their respective qualified representative have found necessary to make an informed investment decision to purchase the Seller Shares and the Company Shares.

            4.4. Restricted Securities. The Purchasers have been advised that the Seller Shares and the Company Shares have not been registered under the Securities Act or any other applicable securities laws and that the Company Shares are being offered and sold pursuant to Section 4(2) of the Securities
Act, the Seller Shares are being offered and sold pursuant to the so-called "Section 4(1 1/2) exemption" of the Securities Act, and that the Company's and each Seller's reliance upon these exemptions is predicated in part on the Purchasers' representations as contained herein.

                  4.4.1. Each Purchaser is an "accredited investor" as defined under Rule 501 under the Securities Act.

                  4.4.2. The Purchasers acknowledge that the Seller Shares and Company Shares have not been registered under the Securities Act or the securities laws of any state and are being offered, and will be sold, pursuant to applicable exemptions from such registration for nonpublic offerings and will be sold as "restricted securities" as defined by Rule 144 promulgated pursuant to the Securities Act. The Shares may not be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Company's counsel, an applicable exemption from registration is available.

                  4.4.3. The Purchasers are acquiring the Seller Shares and Company Shares for their own respective accounts, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

                  4.4.4. The Purchasers understand and acknowledge that the Seller Shares and Company Shares will bear the following legend:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

                  4.4.5. The Purchasers acknowledge that an investment in the Seller Shares and Company Shares is not liquid and is transferable only under limited conditions. The Purchasers acknowledge that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchasers are aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of the Seller Shares and Company Shares.

            4.5. Purchaser Sophistication and Ability to Bear Risk of Loss. The Purchasers acknowledge that they are able to protect his interests in connection with the acquisition of the Seller Shares and Company Shares and can bear the economic risk of investment in such securities without producing a material adverse change in Purchaser's financial condition. The Purchasers otherwise have such knowledge and experience in financial or business matters that they are capable of evaluating the merits and risks of the investment in the Seller Shares and the Company Shares.

            4.6. Purchases by Groups. The Purchasers represents, warrants, and covenants that (a) they do not constitute a "group" within the meaning of
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and (b) they are not acquiring the Shares as part of a group within the meaning of
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

      5. FURTHER ASSURANCES; COOPERATION; REGISTRATION

            5.1. Delivery of Instruments. Each party hereto will, before, at, and after the Closing, execute and deliver such instruments and take such other actions as the other party or parties, as the case may be, may reasonably require in order to carry out the intent of this Agreement. Without limiting the generality of the foregoing, at any time after the Closing, at the request of the Company or the Purchasers, and without further consideration, the Sellers
(a) will execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation and take such action as the Company or the Purchasers may reasonably deem necessary or desirable in order to more effectively transfer, convey and assign to the Purchasers, and to confirm the Purchasers' title to, the Shares, and (b) will execute such documents as and take such action as the Company or the Purchasers may reasonably deem necessary or desirable in order to prepare and file any future SEC Reports that the Company seeks to file with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

            5.2. Release by Sellers. Each Seller, on behalf of himself and his agents, attorneys, insurers, heirs, assigns, beneficiaries, executors, trustees, conservators, representatives, predecessors-in-interest, successors-in-interest, and whomsoever may claim by, under or through them, and all persons acting by, through, under or in concert with any of them (the "Releasing Parties") hereby irrevocably and unconditionally forever release, remise, acquit and discharge the Company and each Purchaser from and against any and all debts, obligations, losses, costs, promises, covenants, agreements, contracts, endorsements, bonds, controversies, suits, actions, causes of action, misrepresentations, defamatory statements, tortious conduct, acts or omissions, rights, obligations, liabilities, judgments, damages, expenses, claims, counterclaims, cross-claims, or demands, in law or equity, asserted or unasserted, express or implied, foreseen or unforeseen, real or imaginary, alleged or actual, suspected or unsuspected, known or unknown, liquidated or non-liquidated, of any kind or nature or description whatsoever, arising from the beginning of the world through the date of this Agreement which each of the Releasing Parties ever had, presently have, may have, or claim or assert to have, or hereafter have, may have, or claim or assert to have, against the Company and/or the Purchaser (the "Released Claims").

            5.3. Release of Unknown Claims. Each Seller acknowledges that he may hereafter discover facts in addition to or different from those which he presently knows or believes to be true regarding the subject matter of the dispute and the other matters herein released, but agrees that he has taken that possibility into account and that it is his intention hereby to fully, finally and forever settle and release the matters, disputes and differences, now known or unknown, suspected or unsuspected, arising out of or in any way relating to the matters released pursuant to this Agreement.

            5.4. Indemnification by Sellers. Each Seller shall indemnify, defend (with counsel of choice of the Company and the Purchaser) and hold the Company and the Purchasers harmless in respect of any and all claims, demands, actions, causes of action, damages, losses, costs, liabilities or expenses that existed, or is based on any action or inaction that occurred, prior to the Closing Date.

            5.5. Registration of Company Shares.

                  5.5.1. Required Registration. Should the Company receive from any Purchaser, at any time beginning on first (1st) anniversary date of the execution of this Agreement, a written request that the Company effect any registration with respect to the Company Shares, the Company shall prepare and file a "Registration Statement" under the Securities Act of 1933, as amended, ("Securities Act") covering the Company Shares or Seller Shares issued to or transferred to Purchaser pursuant to this Agreement and the Company shall use its best efforts to cause such Registration Statement to become effective as soon as is practicable.

                  5.5.2. Incidental Registration. Each time the Company shall determine to proceed with the actual preparation and filing of a Registration Statement under the Securities Act in connection with the proposed offer and sale for cash of any of its equity securities for its own account or the account of any of its security holders (other than a registration on Form S-8 or Form S-4 or their equivalents), the Company shall give written notice of its determination to each Purchaser at least twenty (20) days before the anticipated filing date of any such Registration Statement ("Participation Notice"), and such notice shall offer to each Purchaser the opportunity to have any or all of the Company Shares and Seller Shares held by Purchaser in such Registration Statement (subject to an underwriter's cutback). Upon the written request of Purchaser, given within twenty (20) days after receipt of a Participation Notice, the Company will, except as herein provided, cause all such Shares held by Purchasers to be included in such Registration Statement on the same terms and conditions as the securities being registered by the Company.

                  5.5.3. Abandonment of Delay of Registration. A Purchaser's request for such inclusion may be withdrawn, in whole or in part, at any time prior to the effective date of such Registration Statement, so long as such withdrawal does not delay, hinder, or otherwise adversely affect the proposed offering. If any registration pursuant to this section shall be underwritten in whole or in part, the Company may require that the Shares requested for inclusion be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. Nothing contained in this Agreement shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it.

                  5.5.4. Underwriter Cutback. If in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the Shares originally covered by a request for registration pursuant to this section would interfere with the successful marketing of the shares of stock offered by the Company, the Shares held by such Purchaser otherwise to be included in the underwritten public offering, in the managing underwriter's sole discretion, be reduced to no Shares being included in the public offering.

                  5.5.5. Best Efforts. The Company shall use its best efforts, which shall include the filing and preparation with the SEC of amendments and supplements to the Registration Statement and the prospectus contained therein, to cause such Registration Statement to remain continuously effective from the date it becomes effective for a period ending on the earlier of (i) when all Shares covered by the Registration Statement have been sold or (ii) when all Shares covered by the Registration Statement may be sold without registration under the Securities Act pursuant to the exemptions provided by Rule 144 under the Securities Act during any ninety (90) day period without restriction on volume.

                  5.5.6. Amendments. The Company shall prepare and file with the SEC, promptly upon the request of any Purchaser, any amendments, supplements, or post-effective amendments to such Registration Statement or prospectus which, in the opinion of counsel for a Purchaser (and concurred in by counsel for the Company, is required under the Securities Act or the rules and regulations thereunder is necessary to keep such Registration effective.

                  5.5.7. Updates. The Company shall prepare and promptly file with the SEC and promptly notify such Purchasers of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                  5.5.8. Expenses. With respect to the registration required pursuant to this section, (except as otherwise provided in such section) and with respect to each inclusion of Shares included in a Registration Statement (except as otherwise provided in such Section), the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and or selling security holders are required to bear such fees and disbursements), all internal Company expenses, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, the reasonable fees and disbursements of one special counsel for the selling security holders and the premiums and other costs of policies of insurance obtained by the Company against liability (if any) arising out of such public offering. All other fees and disbursements of any accountants or advisors for the selling security holders, underwriting discounts and commissions and transfer taxes relating to the shares included in the offering by the selling security holders, and any other expenses incurred by the selling security holders not expressly included above, shall be borne by the selling security holders.

                  5.5.9. Indemnification by Company. To the fullest extent permitted by law, the Company will indemnify and hold harmless the Purchasers with respect to, any and all loss, claim, damage, liability and expense (collectively, "Losses") to which the Purchasers may become subject under the Securities Act, state securities laws or otherwise, and the Company will pay the Purchasers any legal or other costs or expenses reasonably incurred by such person in connection with investigating or defending any such Loss, insofar as such Losses are caused by or arise out of any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Purchasers.

      6. MISCELLANEOUS.

            6.1. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Colorado.

            6.2. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

            6.3. Entire Agreement. This Agreement and the exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

            6.3. Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            6.4. Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of each Seller, the Company and the Purchaser. Any amendment or waiver effected in accordance with this section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and each Seller and the Company.

            6.4. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

                  If to Lutsky:             Jay Lutsky
                                            4807 Zang Way
                                            Morrison, CO 80465

                  If to Quinn:              Michael R. Quinn
                                            2082 Cherry Street
                                            Denver, Colorado 80207

                  If to the Company:        OLM Ventures, Inc.
                                            436-35th Avenue N.W.
                                            Calgary, Alberta
                                            Canada T2K 0C1
                                            Attention:  President

                  If to the Purchasers:     Unicus Corporation
                                            436-35th Avenue N.W.
                                            Calgary, Alberta
                                            Canada T2K 0C1
                                            Attention: President

                                            OLM Partners, LLC
                                            333 E 93rd St. #3-K,
                                            New York, N.Y. 10128
                                            Attention: President

                                            Abdul A. Mitha
                                            436-35th Avenue N.W.
                                            Calgary, Alberta
                                            Canada T2K 0C1

                                            Mathew Matheopolou
                                            42 Southwood
                                            Woodland, CA  95695

            6.5. Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            6.6. Litigation Costs and Fees. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including, without limitation, costs, expenses and fees on any appeal). The prevailing party shall be the party entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment. A party not entitled to recover its costs shall not be entitled to recover attorneys' fees. No sum for attorneys' fees shall be counted in calculating the amount of a judgment for purposes of determining if a party is entitled to recover costs or attorneys' fees.

            6.7. Counterparts. This Agreement may be executed in several counterparts, in one or more separate documents, all of which together shall constitute one of the same instrument, with the same force and effect as though all the parties had executed the same document.

            6.7. Fax Signatures. The parties to this Agreement may rely upon original, fax, digital or scanned signatures in the execution of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

PURCHASERS:                         UNICUS CORPORATION,
                                    AN ALBERTA CORPORATION



                                    /s/ ABDUL A. MITHA
                                    ------------------------------------
                                    BY: ABDUL A. MITHA, PRESIDENT



                                    OLM PARTNERS, LLC,
                                    A DELAWARE LIMITED LIABILITY COMPANY



                                    /s/ NIKO LAHANAS
                                    ------------------------------------
                                    BY: NIKO LAHANAS, PRESIDENT



                                    ABDUL A. MITHA



                                    /s/ ABDUL A. MITHA
                                    ------------------------------------



                                    MATTHEW MATHEOPOLOU



                                    /s/ MATTHEW MATHEOPOLAU
                                    ------------------------------------



                 (Signature Page 1 to Stock Purchase Agreement)

SELLERS:                            JAY LUTSKY



                                    /s/ JAY LUTSKY
                                    ------------------------------------


                                    MICHAEL R. QUINN



                                    /S/ MICHAEL R. QUINN
                                    ------------------------------------



                                    OLM VENTURES, INC.,
                                    A COLORADO CORPORATION



                                    /S/ MICHAEL R. QUINN
                                    ------------------------------------
                                    BY:   MICHAEL R. QUINN
                                    ITS:  PRESIDENT


                 (Signature Page 2 to Stock Purchase Agreement)